                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 April 25, 2002
                        (date of earliest event reported)

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                    as Depositor and Master Servicer under a
                         Pooling and Servicing Agreement
                             dated as of April 1, 2002
                          providing for the issuance of

                                 $927,633,600

                     WaMu MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2002-AR5

        Delaware                     333-77026               94-2528990

     (State or other                (Commission             (IRS Employer
     jurisdiction of                File Number)         Identification Number)
     Incorporation)

                          1201 THIRD AVENUE, WMT 1706
                            SEATTLE, WASHINGTON 98101
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:

                                 (206) 377-8555

Item 1.   Changes in Control of Registrant. Not applicable.

Item 2.   Acquisition or Disposition of Assets. Not applicable.

Item 3.   Bankruptcy or Receivership. Not applicable.

Item 4. Changes in Registrant's Certifying Accountant. Not applicable.

Item 5.   Other Events. Not applicable.

Item 6.   Resignations of Registrant's Directors. Not applicable.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

The following exhibit is filed herewith:

         7.1 Pooling and Servicing Agreement between Washington Mutual Mortgage Securities Corp., as Depositor and Master Servicer, Deutsche Bank National Trust Company, as Trustee, and Deutsche Bank Trust Company Delaware, as Delaware Trustee, dated as of April 1, 2002.

         The definition of Class Y Principal Reduction Amounts, included as Appendix 1 to the Pooling and Servicing Agreement, and the Mortgage Loan Schedule, included as Exhibit D to the Pooling and Servicing Agreement, have been intentionally omitted from this filing. Copies may be obtained from Washington Mutual Mortgage Securities Corp.
         or Deutsche Bank National Trust Company by contacting,

                  in the case of Washington Mutual Mortgage Securities Corp.,

                  Laura Kelsey
                  Master Servicing Department
                  Washington Mutual Mortgage Securities Corp.
                  75 N. Fairway Drive, VHF2A01
                  Vernon Hills, IL 60061
                  Telephone: (847) 393-5198
                  Facsimile: (847) 549-2997
                  in the case of Deutsche Bank National Trust Company,

                  Alan Sueda
                  Trust Administrator
                  Deutsche Bank National Trust Company
                  1761 E. St. Andrew Place
                  Santa Ana, CA 92705
                  Telephone: (714) 247-6315
                  Facsimile: (714) 247-6329

Item 8.   Change in Fiscal Year. Not applicable.

Item 9.   Regulation FD Disclosure. Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2002

                                           WASHINGTON MUTUAL MORTGAGE SECURITIES
                                           CORP.
                                           (Registrant)

                                           By: /s/ Richard Careaga
                                           -----------------------------------
                                           Richard Careaga
                                           First Vice President and Counsel
                                           (Authorized Officer)

                          STATEMENT OF DIFFERENCES
                          ------------------------
The registered trademark symbol shall be expressed as................. (R)
The dagger symbol shall be expressed as............................... +